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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Learn2 Corporation's previously filed Registration Statement File Nos. 333-75232, 333-70106, 333-67750, 333-89053, 333-60520, 333-31902 and 333-42566.

                                          ARTHUR ANDERSEN LLP

New York, New York
March 27, 2002